As filed with the Securities and Exchange Commission on March 27, 2024

Securities Act File No. 333-94671

Investment Company Act File No. 811-09781

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 252	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 252	[X]

PFS Funds
(Exact Name of Registrant as Specified in Charter)

1939 Friendship Drive, Suite C, El Cajon, California 92020
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (619) 588-9700

CT Corporation

155 Federal St., Suite 700, Boston, MA 02110

(Name and Address of Agent for Service)

With Copies to:

James D. Craft PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020	John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b);

[X] on March 28, 2024 pursuant to paragraph (b);

[ ] 60 days after filing pursuant to paragraph (a)(1);

[ ] on (date) pursuant to paragraph (a)(1);

[ ] 75 days after filing pursuant to paragraph (a)(2); or

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Christopher Weil & Company Core Investment Fund

(CWCFX)

For Investors Seeking Long-Term Capital Appreciation

Prospectus

March 28, 2024

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Securities and Exchange Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

11236 El Camino Real, Suite 200, San Diego, CA 92130

Tel: 858.724.6040 Fax: 858.724.6080 www.cweil.com

Table of Contents

Summary Section	1

Investment Objective	1
Fees and Expenses of the Fund	1
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	3
Performance History	6
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	8

Investment Objective	8
The Investment Selection Process Used by the Fund	8
The Principal Risks of Investing in the Fund	9
Portfolio Holdings Disclosure	13

Management	13

The Investment Adviser	13

Shareholder Information	14

Pricing of Fund Shares	14
Customer Identification Program	16
Investing in the Fund	16
Investments Made Through Brokerage Firms or Other Financial Institutions	16
Minimum Investments	16
Types of Account Ownership	17
Instructions for Opening and Adding to an Account	17
Telephone and Wire Transactions	18
Tax-Deferred Plans	19
Automatic Investment Plans	20
Dividend Reinvestment	20
Instructions for Selling Fund Shares	20
Additional Redemption Information	21
Shareholder Communications	23
Dividends and Distributions	23
Market Timing	24
Taxes	25
Other Fund Service Providers	26
Financial Highlights	27
PRIVACY NOTICE	28

Summary Section

Investment Objective

The Christopher Weil & Company Core Investment Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees	None

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

Management Fees(1)	0.75%
Distribution 12b-1 Fees	0.00%
Other Expenses(2)	0.32%
Acquired Fund Fees and Expense	0.09%
Total Annual Fund Operating Expenses	1.16%

(1)	Effective April 1, 2023, Christopher Weil & Company, Inc.(the “Adviser”) has contractually reduced its Management Fee to 0.75% of the Fund’s average daily net assets. The Management Fees have been restated to reflect the contractual agreement.
(2)	Additionally, effective April 1, 2023, the Adviser has contractually reduced its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. The Other Expenses have been restated to reflect the contractual agreement.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$118	$368	$638	$1,409

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may lead to higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77.68% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

The Fund is a "non-diversified" fund that seeks to achieve long-term capital appreciation by investing in undervalued equity securities. Under normal market conditions the Fund invests primarily in common stocks of companies with market capitalizations of $1 billion or more. The Fund may hold fewer than 20 positions at any given time. From time to time, the Fund may invest more than 20% of its assets in a particular sector. Additionally, the Fund may invest in exchange-traded funds (ETFs) and mutual funds (open-end investment companies) registered under the Investment Company Act of 1940. The Fund may invest in ETFs that have inverse and leveraged investment strategies.

The Adviser uses fundamental analysis to identify securities it believes are trading at a discount to their estimated value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its 52 week low or on the contrary a stock breaking out to an all-time high, a low debt level or high interest coverage, a low price-to-earnings ratio, a low price-to-book ratio, the company's free cash flow, the company's dividend yield, and the company's return on equity.

The Adviser also seeks to invest in companies that have a defensible competitive advantage, relevant products, competent and shareholder-oriented management, and growth. Although tending to focus on U.S. companies, the Adviser may also invest in foreign companies with these attributes. The Fund's foreign investments, if any, consist primarily of depositary receipts ("DRs"). DRs are certificates issued by a U.S. bank that represent shares of a foreign company traded on a foreign or U.S. based stock exchange. The Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets (i.e. companies included in the MSCI Emerging Markets Index - those countries that have developing economies, many of which are experiencing rapid growth and industrialization).

The Adviser sells or reduces the Fund's position in a security (1) when it reaches the Adviser's estimate of its fair value, (2) when its economic fundamentals have deteriorated, (3) when our technical analysis leads us to believe that the dynamics of the stock have changed and the stock will either change its trend or come under continued sell pressure or (4) when the facts underlying the decision to buy the security have changed.

The Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns.

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The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would have if it remained more fully invested in equity securities. To the extent the Fund holds all or a portion of its assets in cash or cash-equivalents as a temporary defensive position, the Fund will not be pursuing its investment objective.

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund's performance. The loss of money is a risk of investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as COVID-19); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small and Medium Capitalization Companies. The Fund invests in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets and may experience higher failure rates than do larger companies.

Options Risk. Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund and may also subject the Fund to higher price volatility.

Sector Risks. Sector risk is the possibility that stocks within the economic sector will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to adverse legislative or regulatory changes, adverse market conditions,

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and/or increased competition affecting that market segment. The Fund may emphasize certain sectors at various times including, among others, information technology and health care. Risks associated with investments in companies in the information technology sector include their technology becoming obsolete, short product cycles, decreasing margins and profits, and competition from new market entrants. Risks associated with investments in companies in the health care sector may include government regulation, policy changes and reimbursement rates, as well as government approval of products and services. Further, types of products or services produced or provided by health care companies quickly can become obsolete. Pharmaceutical companies and other companies can be affected by patent expirations.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

Foreign Risks. Foreign investments carry potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Depositary Receipt Risks. While depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Risk of Non-Diversification. The Fund is a non-diversified fund, which means that it has the ability to take larger positions in a smaller number of securities than a fund that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Risks of Exchange Traded Funds and Mutual Funds. To the extent that the Fund invests in ETFs and mutual funds, the Fund will indirectly bear its

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proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if an ETF or mutual fund in which the Fund invests attempts to replicate the performance of an index or benchmark and the area of the market representing the relevant index or benchmark does not perform as expected for any reason, the value of the investment in the ETF or mutual fund may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

Inverse ETF Risks. Inverse ETFs seek investment results that are the opposite of the daily performance of an underlying index or basket of stocks. Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

Leveraged ETF Risks. The net asset value and market price of leveraged ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions. Most leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Investment Management Risk. The Adviser's strategy may fail to produce the intended results.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

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Performance History

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and the variability of its returns. The bar chart shows changes in the Fund’s performance from year to year. The performance table shows how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cweil.com or by calling 1-888-550-9266.

Annual Total Returns (calendar years ended 12/31)

Best Quarter (December 31, 2020) +28.29% Worst Quarter (March 31, 2020) -17.89%

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/23
	1 Year	5 Years	10 Years

Christopher Weil & Company Core Investment Fund
Return Before Taxes	6.69%	15.41%	10.16%
Return After Taxes on Distributions	6.33%	12.97%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	4.18%	12.08%	7.83%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	26.29%	15.69%	12.03%

After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred accounts, such as 401(k) plans or IRAs.

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Management

Investment Adviser

Christopher Weil & Company, Inc.

Portfolio Managers

John Wells has co-managed the Fund since its inception in December 2011. Mr. Wells is the President and a Co-Investment Officer of the Adviser.

Michael Hubbert has co-managed the Fund since October 2018. Mr. Hubbert is a Portfolio Manager and a Co-Investment Officer of the Adviser.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$3,500	$100
Automatic Investment Plan	$3,500	$100*
IRA Account	$3,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

Shares of the Fund are redeemable. Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Christopher Weil & Company Funds, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-888-550-9266. Purchases and redemptions by telephone are permitted only if you have established this option on your account in advance.

Tax Information

You will generally be subject to U.S. federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Fund seeks long-term capital appreciation. The objective of the Fund is not fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval, though shareholders will be provided a minimum 60 days' advance notice of any change in the investment objective of the Fund.

The Investment Selection Process Used by the Fund

The Fund is a "non-diversified" fund that seeks to achieve long-term capital appreciation by investing in undervalued equity securities. Under normal market conditions the Fund invests primarily in common stocks of companies with market capitalizations of $1 billion or more. The Fund may hold fewer than 20 positions at any given time. From time to time, the Fund may invest more than 20% of its assets in a particular sector. Additionally, the Fund may invest in exchange-traded funds (ETFs) and mutual funds (open-end investment companies) registered under the Investment Company Act of 1940. The Fund may invest in ETFs that have inverse and leveraged investment strategies.

The Adviser uses fundamental analysis to identify securities the Adviser believes are trading at a discount to their estimated value. The Adviser considers both fundamentals and technical factors when identifying investment opportunities. These considerations may include a company trading at or near its 52 week low or on the contrary a stock breaking out to an all-time high, a low debt level or high interest coverage, a low price to earnings ratio, a low price to book ratio, the company’s free cash flow, the company’s dividend yield, and the company’s return on equity.

The Adviser also seeks to invest in companies that have a defensible competitive advantage, relevant products, competent and shareholder-oriented management, and growth. Although tending to focus on U.S. companies, the Adviser may also invest in foreign companies with these attributes. The Fund's foreign investments, if any, consist primarily of depositary receipts. Depositary receipts are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. Depositary receipts are receipts for foreign-based corporations traded in capital markets around the world. Depositary receipts may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored depositary receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the depositary receipts, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Adviser.

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The Fund may also invest up to 25% of its net assets in securities of companies located in emerging markets (i.e. companies included in the MSCI Emerging Markets Index - those countries that have developing economies, many of which are experiencing rapid growth and industrialization).

The Adviser also uses technical analysis, such as cyclical analysis (i.e. attempting to measure the movement of a stock against the overall market) and charting (i.e. reviewing charts of market and security activity to identify market direction and predict trends) to determine appropriate prices for purchases and sales of portfolio securities.

The Adviser sells or reduces the Fund's position in a security (1) when it reaches the Adviser's estimate of its fair value, (2) when its economic fundamentals have deteriorated, (3) when our technical analysis leads us to believe that the dynamics of the stock have changed and the stock will either change its trend or come under continued sell pressure or (4) when the facts underlying the decision to buy the security have changed.

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in equity securities. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The loss of money is a risk of investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect

9

companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

Risks of Investing in Common Stocks. The Fund invest primarily in common stocks, which subjects the Fund and their shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of each Fund's investments may increase or decrease more than the stock markets in general.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Options Risk. The Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund and may also subject the Fund to higher price volatility.

Sector Risk. Sector risk is the possibility that stocks within the same economic sector will decline in price due to sector-specific market or economic

10

developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be over-weighted will vary. The Fund may emphasize certain sectors at various times including, among others, information technology and health care. Risks associated with investments in companies in the information technology sector include their technology becoming obsolete, short product cycles, decreasing margins and profits, and competition from new market entrants. Risks associated with investments in companies in the health care sector may include government regulation, policy changes and reimbursement rates, as well as government approval of products and services. Further, types of products or services produced or provided by health care companies quickly can become obsolete. Pharmaceutical companies and other companies can be affected by patent expirations.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

Foreign Risk. To the extent the Fund purchases DRs, which will give the Fund exposure to foreign companies, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Depositary Receipt Risks. While depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

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Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Risk of Non-Diversification. The Fund is a non-diversified fund, which means that it has the ability to take larger positions in a smaller number of securities than a fund that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Risks of Exchange Traded Funds and Mutual Funds. To the extent a Fund invests in ETFs and mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an exchange traded fund (ETF) carries security specific risk and the market risk. Also, if an ETF or mutual fund in which the Fund invests attempts to replicate the performance of an index or benchmark and the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF or mutual fund may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. Each Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Funds generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF's shares may be above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) temporarily stop stock trading.

Inverse ETF Risks. Inverse ETFs seek investment results that are the opposite of the daily performance of an underlying index or basket of stocks. Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

Leveraged ETF Risks. The net asset value and market price of leveraged ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions. Most leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets. The compounding effect has a significant impact on leveraged ETFs. As a result of compounding,

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leveraged ETFs have a single day investment objective. A leveraged ETF’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the ETF’s objective. This effect becomes more pronounced for leveraged ETFs as market volatility increases. Investments by the Fund in leveraged ETFs may magnify changes in the Fund’s share price and thus result in increased volatility of returns.

Investment Management Risk. The Adviser's strategies may fail to produce the intended results.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions. The distributions may be from short-term capital gains, which are taxed at ordinary U.S. federal income tax rates rather than at the currently lower long-term capital gains tax rates.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information ("SAI").

Management

The Investment Adviser

Christopher Weil & Company, Inc. (the "Adviser") is the adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust's Board of Trustees. Christopher Weil & Company, Inc. is a registered investment adviser. The Adviser was organized in 1992. In addition to the mutual fund, the Adviser provides investment advisory services to individuals, including high net worth individuals, other pooled investment vehicles, corporations and other businesses, and retirement plans. As of February 29, 2024, the Adviser oversees approximately $846 million in assets under management for these types of clients. The Adviser's address is 11236 El Camino Real, Suite 200, San Diego, California 92130.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Effective April 1, 2023, the Adviser receives an investment management fee equal to 0.75% of the average daily net assets of the Fund. Prior to April 1, 2023, the Adviser received an investment management fee equal to 1.00% of the Fund’s average daily net

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assets, which was reduced to 0.75% as a result of the Adviser’s agreement to waive a portion of its investment management fee equal to 0.25% of the average daily net assets of the Fund, ending on March 31, 2023. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser is available in the Fund’s semi-annual report to shareholders dated May 31, 2023. Effective April 1, 2023, under the Services Agreement, the Adviser receives an additional fee of 0.50% of the Fund’s average daily net assets up to $35 million, and 0.20% of such assets in excess of $35 million for services provided under the agreement and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Prior to April 1, 2023, the Adviser received a fee under the Services Agreement of 0.50% of all the Fund’s average daily net assets, which the Adviser had agreed to reduce such that the Adviser received 0.20% of such assets in excess of $35 million, ending on March 31, 2023. For its services the Adviser received services fees of 0.32% of the average daily net assets of the Fund for the fiscal year ended November 30, 2023.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

The Fund's portfolio is managed jointly and primarily by John Wells and Michael Hubbert.

John Wells is a graduate of the University of Redlands with a BA in American and Asian History. In 1993 he joined Christopher Weil & Company, Inc., as Chief Technology Officer and Head Trader. In 2004 he became its President and Chief Executive Officer.

Michael Hubbert is a graduate of the Carnegie Mellon University, Tepper School of Business with a BS in Business Administration, concentration in Finance. He holds a Certified Investment Management Analyst® certification, administered by the Investment Wealth Institute, taught in conjunction with the Yale School of Management. In November 2016 he joined Christopher Weil & Company, Inc., as Portfolio Manager. From April of 2003 to October 2016 he created and managed long/short equity portfolios at First New York Capital Management and Quad Capital Management.

The Fund’s Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

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Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Asset - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. The New York Stock Exchange generally is open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services. If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV. The Fund’s Board of Trustees has chosen to designate the Adviser as “valuation designee” to perform certain valuation functions. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the valuation designee’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the valuation designee may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the valuation designee may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The Fund may use pricing services to help determine market value. Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-550-9266. Your initial investment minimum can be found in the table below. The Fund reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$3,500	$100
Automatic Investment Plan	$3,500	$100*
IRA Account	$3,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the

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day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

• Individual or Joint Ownership Individual accounts are owned by one person. Joint accounts have two or more owners.

• A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

• Trust An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

• Business Accounts Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

• IRA Accounts See “Tax-Deferred Plans”.

Instructions for Opening and Adding to an Account

TO OPEN AN ACCOUNT BY MAIL

By Mail

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to Christopher Weil & Company Fund.

• For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to:

Christopher Weil & Company Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

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TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Christopher Weil & Company Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT

By Wire

Call 1-888-550-9266 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

TO ADD TO AN ACCOUNT

By Wire

Call 1-888-550-9266 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth above. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

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Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

•        Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax deferred and distributions are taxable as income.

•        Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•        Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•        SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax deferred, and distributions are taxable as income.

•        Keogh or Profit-Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions for each person covered by the plans.

•        403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•          401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

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Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $3,500 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•       The names(s) and signature(s) of all account owners.

•       Your account number.

•       The dollar or share amount you want to sell.

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•       Where to send the proceeds.

•       If redeeming from your IRA, please note applicable withholding requirements.

•       Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

Christopher Weil & Company Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-888-550-9266. Redemption proceeds will only be mailed to your address of record.

•	You may only redeem a maximum of $25,000 per day by telephone.
•	You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.
•	Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-888-550-9266.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If you change ownership on your account.
•	If you request the redemption proceeds to be sent to a different address than that registered on the account.

• If a change of address request has been received by the transfer agent within the last 15 days.

•	If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

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The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-888-550-9266.

Redemptions In-Kind

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. This method normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the applicable Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees, or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-888-550-9266 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-888-550-9266 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-888-550-9266 to determine what additional documents are required.

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Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Funds may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-deferred investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Reports

Financial reports will be published semi-annually. The Fund has discontinued mailing paper copies of the Fund’s financial reports as permitted by new regulations adopted by the SEC, unless you specifically request paper copies from the Fund. The reports will remain available to you on the Fund’s website (www.cweil.com) and you will be notified by mail each time a report is posted and provided with a link to access the report. Annual reports will include audited financial statements. For any shareholder that requests paper copies only one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay capital gain distributions, if any, on an annual basis. The Fund also intends to pay income distributions, if any, on an annual basis. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

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If you are interested in changing your election, you may call the transfer agent at 1-888-550-9266 or send a written notification to:

Christopher Weil & Company Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts. The Fund may invest in foreign securities, and small to medium capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.

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Taxes

Fund dividends and distributions are generally taxable to most investors (unless your investment is in an IRA or other tax-deferred account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which will generally cause the realization of a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to U.S. federal income tax whether received in cash or reinvested in additional shares. In addition to U.S. federal income taxes, you may be subject to state and local income taxes on distributions.

The Fund may be required to backup withhold U.S. federal income tax (presently at the rate of twenty-four percent (24%)) on all taxable distributions payable to a shareholder who fails to provide the Fund with their correct taxpayer identification number, to make required certifications, or who has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts backup withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies must report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of shares. Please consult your tax adviser with regard to your personal circumstances.

The Fund is not responsible for the reliability or accuracy of the information for any securities that are not covered by these rules. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. Therefore, it is

25

not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

The foregoing is not intended to be a full discussion of U.S. federal income tax laws and the effect of such laws on you. Because everyone’s tax situation is unique, always consult your tax professional about U.S. federal, state, and local tax consequences of an investment in the Fund.

Other Fund Service Providers

Investment Adviser

Christopher Weil & Company, Inc.

Fund Administrator

Premier Fund Solutions, Inc.

Legal Counsel

Practus, LLP

Transfer Agent

Mutual Shareholder Services, LLC

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance over the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

Financial Highlights

Selected data for a share outstanding throughout the year:	12/1/22	12/1/21	12/1/20	12/1/19		12/1/18
	to	to	to	to		to
	11/30/23	11/30/22	11/30/21	11/30/20		11/30/19

Net Asset Value - Beginning of Year	$ 16.38	$ 21.12	$ 16.79	$ 15.21		$ 15.47
Net Investment Income (Loss) (a) (e)	0.03	(0.07)	(0.07)	0.01		0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	(0.23)	(0.39)	5.48	3.27		1.41
Total from Investment Operations (b)	(0.20)	(0.46)	5.41	3.28		1.44

Distributions (From Net Investment Income)	-	-	(0.01)	(0.03)		-
Distributions (From Capital Gains)	(0.60)	(4.28)	(1.07)	(1.67)		(1.70)
Total Distributions	(0.60)	(4.28)	(1.08)	(1.70)		(1.70)
Proceeds from Redemption Fee (d)	-	-	-	-	+	-

Net Asset Value - End of Year	$ 15.58	$ 16.38	$ 21.12	$ 16.79		$ 15.21
Total Return (c)	(1.12)%	(3.94)%	33.90%	23.86%		12.46%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$74,053	$87,877	$76,268	$57,334		$41,455

Before Waiver
Ratio of Expenses to Average Net Assets (f)	1.22%	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.07%	-0.84%	-0.76%	-0.26%		-0.05%
After Waiver
Ratio of Expenses to Average Net Assets (f)	1.07%	1.09%	1.10%	1.18%		1.22%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.21%	-0.43%	-0.36%	0.06%		0.23%

Portfolio Turnover Rate	77.68%	105.17%	66.34%	75.80%		49.35%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Prior to November 5, 2020, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of purchase.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) These ratios exclude the impact of the expenses of the underlying investment securities holdings listed in the
Schedule of Investments.

27

PRIVACY NOTICE

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

•	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, Social Security Number, assets, income and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number, balance, payment history, parties to transactions, cost-basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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Where to Go for Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

You will also find more information about the Fund on our website at www.cweil.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information (“SAI”) is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund and is incorporated into this Prospectus by reference. The Fund publishes Shareholder Reports (annual and semiannual reports) that contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at 1-888-550-9266 or on our website at: www.cweil.com. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number 811-09781

29

Christopher Weil & Company Fund

11236 El Camino Real, Suite 200

San Diego, California 92130

1-888-550-9266

www.cweil.com

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND CWCFX STATEMENT OF ADDITIONAL INFORMATION

March 28, 2024

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Christopher Weil & Company Core Investment Fund (the “Fund”) dated March 28, 2024. The SAI incorporates by reference the Fund’s Annual Report for the fiscal year ended November 30, 2023 (“Annual Report”). A free copy of the Prospectus can be obtained by going to the Fund’s website at www.cweil.com, writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-888-550-9266.

TABLE OF CONTENTS
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	10
THE INVESTMENT ADVISER	12
THE PORTFOLIO MANAGERS	13
TRUSTEES AND OFFICERS	14
AUDIT COMMITTEE	15
BOARD INTEREST IN THE FUND	17
COMPENSATION	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
ADDITIONAL TAX INFORMATION	20
PRICING OF FUND SHARES	30
PURCHASES AND SALES THROUGH BROKER DEALERS	30
REDEMPTIONS IN-KIND	30
ANTI-MONEY LAUNDERING PROGRAM	30
CUSTODIAN	31
FUND SERVICES	31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
DISTRIBUTOR	32
LEGAL COUNSEL	32
DISCLOSURE OF PORTFOLIO HOLDINGS	32
FINANCIAL STATEMENTS	33
PROXY VOTING POLICIES	33

DESCRIPTION OF THE TRUST AND THE FUND

     Christopher Weil & Company Core Investment Fund was organized as a series of PFS Funds (the "Trust"), on December 16, 2011, and commenced operations on December 21, 2011. The Fund is non-diversified. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the "Trust Agreement"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Christopher Weil & Company, Inc. (the "Adviser").

     Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Trust Agreement provides for the perpetual existence of the Trust and the Fund. The Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund or by the Trustees upon notice to shareholders. The Trust Agreement also provides that the Trustees may also terminate the Trust upon written notice to the shareholders, and that shareholders holding at least two-thirds of the Trust’s outstanding shares may terminate the Trust.

     For information concerning the purchase and redemption of shares of the Fund see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

1

Equity securities also include exchange traded funds (“ETFs”). Many ETFs are designed to track the performance of an index or other benchmark measurement that, in turn, tracks the performance of the markets generally, specific market segments or sectors within the markets. To the extent the Fund invests in a product that tracks a market segment or sector, the Fund is subject to the risks associated with that market segment or sector. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended (The “1940 Act”). Investments in the securities of other investment companies, including investments in ETFs and closed-end funds, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions, including Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund has adopted policies and procedures designed to comply with the requirements of Rule 12d1-4 and the Fund intends to follow such policies and procedures when investing in other investment companies.

   B. Foreign Securities. The Fund may invest in foreign equity securities including Depositary Receipts (“DRs”) and ETFs that hold foreign securities. DRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. DRs are subject to risks similar to those associated with direct investment in foreign securities.

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

2

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Emerging Market Risk. Investing in securities of companies located or operating in emerging markets generally also is riskier than investing in securities of companies located or operating in developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

     C. Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

     D. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     E. Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).

3

The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     F. Fixed Income Securities. The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

The prices of, and the income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

The prices of fixed income securities and the income generated by such securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Actions by governments and central banking authorities can result in increased interest rates. Such actions may negatively affect the value of fixed income instruments held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     G. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government

4

Obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     I. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     J. Securities Lending. The Fund may make long and short-term loans of its portfolio securities to (In an amount up to 33 1/3% of Fund assets) parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees (“Board”) must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

K. Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. Most mortgage-backed securities are pass-through securities, meaning that the payments received by a Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the

5

original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

M. Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts (REITs). REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew

6

leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

N. Futures and Options on Futures. The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. No physical delivery of the underlying stocks in the index is made. Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market price movements in their long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent of diversification of a Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy and sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

To the extent a Fund enters into a futures contract, it will deposit with a futures commission merchant an amount equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the Fund’s futures position declines, the Fund, if required by law, will deposit with the futures commission merchant an additional amount equal to the change in value.

Transactions involving futures contracts and related options carry risk. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time and a Fund may be unable to promptly liquidate unfavorable positions. Consequently, a Fund may have to hold a position until delivery or expiration regardless of change in its value. There is also the risk that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments.

O. Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or a broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with

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parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

P. Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating the Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

Q.  Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. ETNs are synthetic instruments in that they do not represent an interest in the ETNs underlying securities. Additionally, because the ETNs are issued by third parties, there is a risk that the party issuing the ETN may default.

R. Master Limited Partnerships. The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to

8

increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

S. Derivatives Transactions. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be

9

required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

INVESTMENT LIMITATIONS

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if following the consummation of such merger, consolidation or acquisition results in an investment in the securities of any issuer or a position held that is prohibited by any applicable limitation or restriction of the Fund, the Fund shall, within ninety days (three days in the case of Investment Limitation #1 above) after the consummation of such merger, consolidation or acquisition (or the date of exceeding the borrowing limit with respect to Investment Limitation #1 above), dispose of all of the securities of such issuer or such portion thereof or eliminate such position, as shall be necessary to bring the investment or position within the bounds of the applicable limitation or restriction of the Fund.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

    1. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

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THE INVESTMENT ADVISER

     The Adviser is Christopher Weil & Company, Inc., located at 11236 El Camino Real, Suite 200, San Diego, California 92130. The Adviser is controlled by Christopher Weil.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolios of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Effective April 1, 2023 for its services, the Adviser receives an annual investment management fee of 0.75% of the average daily net assets of the Fund. Prior to April 1, 2023 for its services, the Adviser received an annual investment management fee of 1.00% of the average daily net assets of the Fund before waivers. From April 1, 2015 through March 31, 2023, the Adviser contractually agreed to waive a portion of the fees that it was entitled to receive under the Management Agreement such that the Management Fee was equal to 0.75% of the Fund’s average daily net assets. There were no provisions for recoupment for the Management Fee waiver. For the fiscal year ended November 30, 2021, the Adviser earned management fees equal to $724,108 and waived $181,027. For the fiscal year ended November 30, 2022, the Adviser earned management fees equal to $748,759 and waived $187,189. For the fiscal year ended November 30, 2023, the Adviser earned management fees equal to $715,186 and waived $72,044. A discussion regarding the basis of the Board’s approval of the Management Agreement between the Trust and the Adviser is available in the Fund's semi-annual report to shareholders for the period ended May 31, 2023.

Christopher Weil & Company, Inc. was organized in 1989 and has been managing investment accounts and money since that time. The Fund's investment portfolio is managed on a day-to-day basis by John Wells and Michael Hubbert.

John Wells is a graduate of the University of Redlands with a BA in American and Asian History. In 1993 he joined Christopher Weil & Company, Inc., as Chief Technology Officer and Head Trader. In 2004 he became its President and Chief Executive Officer. John also currently serves as the President and CEO of CWC Asset Advisors, Inc., a company involved in the formation and management of a number of private-equity funds owning various real estate, oil/gas, small business, venture capital and hedge fund assets.

Michael Hubbert is a graduate of the Carnegie Mellon University, Tepper School of Business with a BS in Business Administration, concentration in Finance. He holds a Certified Investment Management Analyst® certification, administered by the Investment Wealth Institute, taught in conjunction with the Yale School of Management. In November 2016 he joined Christopher Weil & Company, Inc., as Portfolio Manager. From April of 2003 to October 2016 he created and managed long/short equity portfolios at First New York Capital Management and Quad Capital Management.

      The address of Christopher Weil & Company, Inc. is 11236 El Camino Real, Suite 200, San Diego, California 92130.

     The Adviser retains the right to use the name "Christopher Weil & Company Core Investment Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Christopher Weil & Company Core Investment Fund” any derivative thereof automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be

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no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), DR Fees, underlying fund fees and expenses, and extraordinary or non-recurring expenses. Effective April 1, 2023 under the Services Agreement the Adviser receives an additional fee of 0.50% of the Fund’s average daily net assets up to $35 million, and 0.20% of such assets in excess of $35 million for services provided. The Fund may also pay expenses, as applicable, which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. From April 1, 2022 through March 31, 2023, the Adviser contractually agreed to waive a portion of the fees that it was entitled to receive under the Services Agreement to 0.20% with respect to the Fund's average daily net assets greater than $35 million. There were no provisions for recoupment of the Service Agreement waiver. For the fiscal year ended November 30, 2021, the Adviser earned fees pursuant to the Services Agreement equal to $362,053 and waived $112,232 for the Fund. For the fiscal year ended November 30, 2022, the Adviser earned fees pursuant to the Services Agreement equal to $374,379 and waived $119,628 for the Fund. For the fiscal year ended November 30, 2023, the Adviser earned fees pursuant to the Services Agreement equal to $328,148 and waived $51,644 for the Fund.

THE PORTFOLIO MANAGERS

     Mr. Wells and Mr. Hubbert (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2023.

Mr. Wells				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	0	0	0	0
Investment Vehicles
Other Accounts	1,478	$782 million	0	0

Mr. Hubbert				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	0	0	0	0
Investment Vehicles
Other Accounts	1,478	$782 million	0	0

As of November 30, 2023 the Adviser managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and of other individual accounts by the same portfolio manager at the same

13

time. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio managers could favor one account over another. Conversely, when a Fund and other accounts have different investment objectives, risk tolerances and/or time horizons, trades may be made for each account that appear to be in conflict with those of a Fund. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. Wells’ and Mr. Hubbert’s compensation as the Fund’s Portfolio Managers is not a fixed salary. Mr. Wells’ and Mr. Hubbert’s compensation is not based on Fund performance. There are no bonuses associated with their service to the Fund. Mr. Wells’ and Mr. Hubbert’s compensation is based upon the Adviser’s profitability.  Mr. Wells and Mr. Hubbert participate directly in the profits and losses of the Adviser, including the advisory fees.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in
the Core Investment Fund
John Wells	over $1,000,000
Michael Hubbert	$100,001-$500,000

TRUSTEES AND OFFICERS

     The Board supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are “interested persons” of the Trust, as defined in the 1940 Act, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Board is currently composed of five Trustees, including four Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence.

     Board Leadership Structure. The Board has established an Audit Committee which allows it to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Board had determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee

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transparency. The Board periodically reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and allocates responsibility among the Audit Committee of the Trustees and the full Board in a manner that enhances effective oversight.

     Risk Oversight. Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

AUDIT COMMITTEE

     The Board has an Audit Committee, which is comprised of the independent members of the Board, Thomas H. Addis III, Robert L. Boerner, Allen C. Brown and John W. Czechowicz. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended November 30, 2023, the Audit Committee met four times.

     The Board nominates and appoints trustees to fill vacancies on the Board and to stand for election at shareholder meetings of the Trust. The nomination of any Independent Trustees to the Board is made in the sole and exclusive discretion of the current Independent Trustees. The Trustees do not consider nominations by shareholders for trustee candidates. Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jeffrey R. Provence. Mr. Jeffrey R. Provence has served as a Trustee since the Trust’s inception in 2000. Mr. Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc. which provides the Board with knowledge related to fund administration. Mr. Jeffrey R. Provence is also a General Partner of Value Trend Capital Management, LP, and has worked in the investment management industry since 1995 providing investment management knowledge to the Board.

Thomas H. Addis III. Mr. Addis has served as a Trustee since the Trust’s inception in 2000. Mr. Addis is the Executive Director/CEO of the Southern California PGA. His strategic planning, organizational and leadership skills help the Board set long-term goals.

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Robert L. Boerner. Mr. Boerner has served as a Trustee since September 2022. He has been a licensed real estate broker for over 20 years and also has experience as a licensed mortgage lender. Mr. Boerner has extensive experience representing residential buyers and sellers and strong ability to understand complex financial and financing aspects of transactions. The Board believes his experience with the complexities of the highly-regulated aspects of real estate, mortgage lending and sales translate well to the highly-regulated environment under which mutual funds must operate. Consequently, he has experience overseeing layers of regulatory conditions under which an entity must operate which parallels the operations of mutual funds.

Allen C. Brown. Mr. Brown has served as a Trustee since June 2010. He was an estate planning and business attorney from 1970 to 2021. As a practicing attorney for over five decades, Mr. Brown provides a valued legal perspective to the Board.

John W. Czechowicz. Mr. Czechowicz has served as a Trustee since September 2022. He is a Certified Public Accountant. As a Certified Public Accountant, Mr. Czechowicz brings budgeting and financial reporting skills to the Board. Consequently, he has experience analyzing financial statements and related disclosures, as well as a strong understanding of accounting pronouncements and regulations. His experience provides a valued financial reporting prospective to the Board.

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address (1), and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During the Past 5 Years
James D. Craft, Year of Birth: 1982	President	Indefinite Term; Since 2023	Fund Administrator, Premier Fund Solutions, Inc. (2007-present); Chief Technology Officer, Premier Fund Solutions, Inc. (2011 to present).	N/A	N/A
Jeffrey R. Provence(2), Year of Birth: 1969	Trustee, Secretary and Treasurer	Indefinite Term; Since 2000	CEO, Premier Fund Solutions, Inc. (2001 to current). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	12	Blue Chip Investor Funds, Meeder Funds
Julian G. Winters, Year of Birth: 1968	Chief Compliance Officer	Chief Compliance Officer Since 2010	Managing Member, Watermark Solutions LLC (investment compliance and consulting firm) since March 2007.	N/A	N/A

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020.
(2) Jeffrey R. Provence is considered “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

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Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During the Past 5 Years
Thomas H. Addis III, Year of Birth: 1945	Independent Trustee	Indefinite Term; Since 2000	Executive Director/CEO, Southern California PGA (2006 to current).	12	None
Robert L. Boerner, Year of Birth: 1969 Allen C. Brown, Year of Birth: 1943 John W. Czechowicz, Year of Birth: 1983	Independent Trustee Independent Trustee Independent Trustee	Indefinite Term; Since 2022 Indefinite Term; Since 2010 Indefinite Term; Since 2022	Owner / Broker of Gecko Realty (2008 to current) Law Office of Allen C. Brown. Estate planning and business attorney (1970 to 2021). CPA at CWDL (2016 to current).	12 12 12	Blue Chip Investor Funds, Neiman Funds Blue Chip Investor Funds None

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

BOARD INTEREST IN THE FUND

As of December 31, 2023, the Trustees owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities In The Christopher Weil & Company Core Investment Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Jeffrey R. Provence(1)	$1–$10,000	Over $100,000
Thomas H. Addis III	None	None
Robert L. Boerner	None	None
Allen C. Brown	None	None
John W. Czechowicz, CPA	None	None

(1)Jeffrey R. Provence is considered “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

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COMPENSATION

Trustee fees are paid by the advisers to the Fund of the Trust, including the Adviser to the Fund. Trustees who are deemed “interested persons” of the Trust receive no compensation. Effective March 12, 2015, each Independent Trustee shall receive a $375 per meeting fee for each series portfolio of the Trust unless such series portfolio has not reached (i) 5 years of operations (ii) or $5 million in assets, in such case the fee would be $250 per meeting. Additionally, for each series portfolio with less than one year of operation the maximum per meeting fee received by an Independent Trustee is $250. The following table shows Trustee compensation for the 12-month period ended November 30, 2023:

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Christopher Weil & Company Core Investment Fund	Total Compensation from the Fund Complex
Jeffrey R. Provence	$0	$0	$0	$0
Thomas H. Addis III	$0	$0	$1,500	$19,500
Robert L. Boerner	$0	$0	$1,500	$19,500
Allen C. Brown	$0	$0	$1,500	$19,500
John W. Czechowicz	$0	$0	$1,500	$19,500

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund’s voting securities and the percentage of the outstanding shares held by such holders, each as of March 5, 2024, are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Name and Address	Shares	% Ownership of Share Class	Type of Ownership
National Financial Services Corp. For Benefit of Customers One World Financial Center 200 Liberty Street New York, New York 10281	4,620,283.17	93.96%	Record
Charles Schwab & Co., Inc. For Benefit of Customers 211 Main Street San Francisco, California 94105	258,402.18	5.26%	Record

As of March 5, 2024, the trustees and officers owned less than 1% of the shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker

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or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers. For the fiscal year ended November 30, 2021, the Fund paid brokerage commissions of $97,804. For the fiscal year ended November 30, 2022, the Fund paid brokerage commissions of $130,887. For the fiscal year ended November 30, 2023, the Fund paid brokerage commissions of $103,179. The difference in brokerage commissions paid by the Fund over the past two fiscal years is due primarily to an decrease in trading.

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enables a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objectives. The portfolio turnover rate for the fiscal year ended November 30, 2022 was 105.17% for the Fund. The portfolio turnover rate for the fiscal year ended November 30, 2023 was 77.68% for the Fund. The primary reason for the variation in portfolio turnover is the Fund’s investment strategy called for less trading activity in response to the market conditions experienced during the fiscal years ended November 30, 2022 and 2023.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position

19

in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

     The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

     In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

     A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

  a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
  a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective investor who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of Fund shares by the partnership.

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     Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

     If a RIC fails this 90% source-of-income test, so long as such failure was due to reasonable cause and not willful neglect, it will not be subject to regular corporate U.S. federal income taxation. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

     With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

     If a RIC fails this asset-diversification test, such RIC has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

     Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest corporate rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

     If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

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     The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on November 30 (the Fund has elected under Section 4982€(4) to use its fiscal year end as its capital gains year end for federal excise purposes rather than October 31) in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on November 30) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

     The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

     To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).

     Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

     Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

     Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the

22

Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

     Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

     As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

     For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

     The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax

23

paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

     Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

     A RIC must report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s.

     The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of shares.

     The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not covered. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

     Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

     Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income and required to be distributed by the Fund over the term of the debt

24

obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

              Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income as ordinary income and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary, including when it is not advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not

25

deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

     Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.

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Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

     Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

     Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

     A regulated investment company is generally not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholders who are present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

     The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders of funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

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     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Non-U.S. shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     A beneficial holder of shares who is a Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Non-U.S. shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the Non-U.S. shareholder received (as described below).

     Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

     If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT.

     In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

     Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

     If Non-U.S. shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

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     To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisers in this regard.

     A Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FATCA. Although the Fund does not allow accounts from foreign jurisdictions at this time, the following disclosure regarding FATCA is nonetheless potentially relevant to the Fund and its investors. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Fund shares. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

     The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

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PRICING OF FUND SHARES

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus. The Board has designated the Adviser as “valuation designee.” The Board maintains responsibility for fair value determinations under Rule 2a-5 of the 1940 Act, and oversees the valuation designee.

     Equity income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the valuation designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price an equity security is generally valued at the last bid price. If market prices are not available or, in the opinion of the valuation designee, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the valuation designee may value the Fund's assets at their fair value according to policies approved by the Board.

Fixed income securities generally are valued by using prices provided by a pricing service approved by the Board. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the valuation designee decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the valuation designee, which may rely upon a valuation committee, which includes a representative of the valuation designee, subject to review of the Board.

PURCHASES AND SALES THROUGH BROKER DEALERS

     The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

REDEMPTIONS IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the

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Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. A Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian") is the Trust's custodian as of the date of this SAI. The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, has been selected as the new custodian of the Trust and is anticipated to assume custodial duties in April 2024. The Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, the Custodian will receive and deliver cash and securities of the Fund in connection with the Fund transactions and collect all dividends and other distributions made with respect to the Fund’s portfolio securities. The Custodian will also maintain certain accounts and records of the Fund.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

    In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended November 30, 2021, the Adviser paid MSS $45,656 for transfer agent and accounting services. For the fiscal year ended November 30, 2022, the Adviser paid MSS $45,656 for transfer agent and accounting services. For the fiscal year ended November 30, 2023, the Adviser paid MSS $47,859 for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500 and any waivers). Certain officers and a Trustee of the Trust are also officers of PFS. For the fiscal year ended November 30, 2021, the Adviser paid PFS $50,719 for administrative services. For

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the fiscal year ended November 30, 2022, the Adviser paid PFS $52,434 for administrative services. For the fiscal year ended November 30, 2023, the Adviser paid PFS $60,001 for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2024. The independent registered public accounting firm performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Towne Centre Drive, Broadview Heights, Ohio 44147, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor and MSS are affiliates.

LEGAL COUNSEL

     Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel for the Trust and the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-PORT for the first and third fiscal quarters and information posted on the Fund’s website, is public information. All other information is non-public information.

     The Fund has an ongoing relationship with third-party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third-party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Distributor, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar or other entities that track and rank mutual fund

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performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon their size and history, that these are reasonable procedures to protect the confidentiality of a Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing a Fund’s portfolio holdings.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2023. The Fund will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its respective affiliates and the Fund arise with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-888-550-9266 or by accessing the SEC’s website http://at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-550-9266 and will be sent within three business days of receipt of a request.

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EXHIBIT A

PFS FUNDS

PROXY VOTING POLICY AND PROCEDURE

PFS Funds (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Advisor

The Board believes that the investment advisor (or sub-advisor as the case may be) of each Fund (each an “Advisor”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy (each an “Advisor’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Advisor’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced

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the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

Oversight of the Advisors’ Proxy Voting Compliance Activities

Each Advisor shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Advisor to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Advisor shall provide a complete voting record, for each series of the Trust for which it acts as advisor, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month

35

period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of its Advisor’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

36

EXHIBIT B

CHRISTOPHER WEIL & COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES
December 13, 2011

     Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4) -6) and amendments to Rule 204-2 (17 CFR 275.204 -2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

     In order to fulfill its responsibilities under the Act, Christopher Weil & Company Inc. (hereinafter “CWC”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

Proxy Voting Policy

CWC has adopted a proxy voting policy (the "Proxy Policy") that we believe is reasonably designed to ensure that proxies are voted in the best interest of clients.

CWC’s authority to vote the proxies of our clients is established by our Client Proxy Authorization Form, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Note that, CWC WILL ONLY VOTE PROXIES FOR SECURITIES SELECTED AND PURCHASED BY CWC IC (“covered securities”). PROXY VOTING FOR SECURITIES, NOT SELECTED BY CWC IC, BUT HELD IN CLIENT’S ACCOUNT(S), WILL NOT BE VOTED BY CWC AND ARE THE SOLE RESPONSIBILITY OF THE CLIENT. We do not offer any consulting assistance regarding proxy issues to clients.

Once authorization to vote proxies has been granted by the client to CWC, CWC will vote all proxies for covered securities, on behalf of a client unless and until such authorization is revoked in writing. If the client wishes to vote their own proxy for a security at any time, the client must notify CWC in advance of CWC voting the proxy, that they wish to vote their own proxy. In such cases, the authorization to vote proxies for all other covered securities will remain with CWC unless and until such authorization is revoked in writing.

Clients may obtain a copy of our complete proxy voting policies and procedures by contacting CWC by telephone, email, or in writing. Clients may request, in writing, information on how proxies for his/her shares were voted. If any client requests a copy of our complete proxy policies and procedures or how we voted proxies for his/her account(s), we will promptly provide such information to the client.

1

With respect to ERISA accounts, we will vote proxies unless the plan documents specifically reserve the plan sponsor's right to vote proxies. To direct us to vote a proxy in a particular manner, clients should contact CWC by telephone, email, or in writing.

We will neither advise nor act on behalf of the client in legal proceedings involving companies whose securities are held in the client’s account(s), including, but not limited to, the filing of "Proofs of Claim" in class action settlements. If desired, clients may direct us to transmit copies of class action notices to the client or a third party. Upon such direction, we will make commercially reasonable efforts to forward such notices in a timely manner.

Record Keeping Requirements

CWC will keep the following proxy voting records:

  These proxy voting policies and procedures;
  Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
  Records of client requests for proxy voting information, including a record of the information provided by CWC; and
  Documents prepared by CWC that were material to making the decision of how to vote.

We will keep these records for a minimum of 5 years (see Record Keeping Policy).

Conflicts of Interest

A.	Overview

CWC may encounter a material conflict in voting client proxies. CWC has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the CWC, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include:

• CWC provides investment management services to a company whose management is soliciting proxies; and

• A CWC employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant

2

in the proxy contest, or a corporate director of the company.

B. Identifying Conflicts of Interest

CWC maintains a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. The firm’s CCO will maintain the list of material business conflicts and is responsible for ensuring the list is updated regularly.

All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C. Resolving Material Conflicts of Interest

Unless a client requests otherwise, CWC will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

• Engage an independent party to determine how to vote the proxy;

• Vote in proportion to other shareholders;

• Refer the proxy to a client or to a representative of the client for voting purposes; or

• Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.

Disclosures to Clients

A client may request CWC to deliver this Proxy Voting Policy as well as a record of how we have voted that client’s proxies (should CWC change its policy about voting client proxies.) CWC will use the firm’s Part 2 of Form ADV disclosure to:

A. Notify clients how they may obtain a copy of this policy;

B. Notify clients how they may obtain a record of how their securities were voted; and

C. Summarize the firm’s proxy voting policies.

Voting Policies

CWC will strive to vote all proxies in the best economic interests of its clients. The decision of how to vote will follow the same criteria CWC uses in managing client accounts – to vote for

3

proposals in such a manner that, in CWC’s opinion, will increase shareholder value.

A. General Overview

In evaluating a particular proxy proposal, CWC will take into consideration, among other items:

(1) CWC’s determination of how the proxy proposal will impact our clients;

(2) The period of time over which shares of the company are expected to be held in the client’s portfolio;

(3) The size of the position;

(4) The costs involved in the proxy proposal; and

(5) Management’s assertions regarding the proxy proposal.

B. Support of Management’s Recommendations

CWC will generally support management’s recommendations on proxy issues, since management’s ability is a key factor we consider in selecting equity securities for client portfolios. CWC believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when CWC believes the company’s management is acting in an inconsistent manner with our clients’ best interests, we will vote against management’s recommendations.

CLIENT INFORMATION

     A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-355-9345 and on our website at http://wwwcweil.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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 PART C

FORM N-1A

OTHER INFORMATION

ITEM 28. Exhibits.

(a)(1)	Declaration of Trust. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(a)(2)	Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(a)(3)	Amendments to Amended and Restated Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 45 filed on June 25, 2012.

(b)(1)	By-laws. Incorporated by reference to Registrant’s Registration Statement filed on January 14, 2000.

(b)(2)	Amended and Restated By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 filed on May 31, 2005.

(b)(3)	Amendment No. 2 to the By-laws. Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed on January 31, 2011.

(c)	Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust.

(d)(1)	Management Agreement between the Trust and Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(d)(2)(i)	Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(2)(ii)	Management Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(3)(i)	Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(d)(3)(ii)	Amendment to Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 122 filed on July 29, 2016.

(d)(3)(iii)	Sub-Advisory Agreement between Castle Investment Management and Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(d)(3)(iv)	Amendment to Sub-Advisory Agreement between Castle Investment Management and St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 233 filed on October 27, 2022.

(d)(4)(i)	Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 98 filed on April 30, 2015.

(d)(4)(ii)	Amendment to Management Agreement between the Trust and Bretton Capital Management, LLC for the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 194 filed on March 27, 2020.

(d)(5)(i)	Management Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(d)(5)(ii)	Amendment to Management Agreement between the Trust and Christopher Weil & Company, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 242 filed on March 28, 2023.

(d)(6)	Management Agreement between the Trust and Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 139 filed on April 26, 2017.

(d)(7)	Management Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(d)(8)	Management Agreement between the Trust and Cargile Investment Management, Inc. for the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(d)(9)	Management Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(d)(10)	Management Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(e)(i)	Distribution Agreement. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(e)(ii)	Amended Distribution Agreement Schedule A. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(e)(iii)	Form of Distribution Agreement with Arbor Court Capital, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 227 filed on March 24, 2022.

(f)	Not applicable.

(g)(i)	Amended Custodian Agreement with PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(g)(ii)	Amended Custodian Agreement Exhibit B. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(g)(iii)	Custodian Agreement with PFS Funds and The Huntington National Bank. Incorporated by reference to the Registrant's Post-Effective Amendment No. 251 filed on March 26, 2024.

(h)(1)(i)	Amended Transfer Agent Agreement with Mutual Shareholder Services, LLC with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(2)(i)	Amended Accounting Services Agreement with Mutual Shareholder Services, LLC, with respect to respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 95 filed on March 27, 2015.

(h)(1)(ii) and (h)(2)(ii)	Amended Accounting Services Agreement & Transfer Agent Agreement Exhibit. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(h)(3)(i)	Amended Administration Servicing Agreement with Premier Fund Solutions, Inc. with respect to the PFS Funds. Incorporated by reference to the Registrant's Post-Effective Amendment No. 220 filed on July 27, 2021.

(h)(4)(i)	Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(h)(4)(ii)	Fee Waiver Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 247 filed on October 27, 2023.

(h)(4)(iii)	Services Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(h)(4)(iv)	Fee Waiver Agreement between the Trust and Castle Investment Management, LLC with respect to Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 246 filed on October 27, 2023.

(h)(5)(i)	Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(h)(5)(ii)	Amendment to Services Agreement between the Trust and Christopher Weil & Company, Inc. for the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 242 filed on March 28, 2023.

(h)(6)	Services Agreement between the Trust and Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(h)(7)(i)	Services Agreement between the Trust and Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(h)(7)(ii)	Services Agreement fee waiver between the Trust and Cargile Investment Management, Inc. for the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 248 filed on October 27, 2023.

(h)(8)	Services Agreement between the Trust and Alpha Fiduciary, Inc. with respect to Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(h)(9)(i)	Services Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(h)(9)(ii)	Amendment to Services Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 224 filed on October 28, 2021.

(h)(9)(iii)	Amendment to Services Agreement between the Trust and Potomac Fund Management, Inc. with respect to Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 245 filed on October 3, 2023.

(h)(10)	Fund of Funds Investment Agreement between the Trust and Direxion Shares ETF Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 245 filed on October 3, 2023.

(i)(1)	Legal Opinion with respect to the Wireless Fund. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 29, 2000.

(i)(2)	Legal Opinion with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(i)(3)	Legal Opinion with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(i)(4)	Legal Consent with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 244 filed on July 27, 2023.

(i)(5)	Legal Consent with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 243 filed on April 26, 2023.

(i)(6)	Legal Opinion with respect to the Christopher Weil & Company Core Investment Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(i)(7)	Legal Consent with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 247 filed on October 27, 2023.

(i)(8)	Legal Consent with respect to the Christopher Weil & Company Core Investment Fund. Filed Herewith.

(i)(9)	Legal Opinion with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 112 filed on October 30, 2015.

(i)(10)	Legal Opinion with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(i)(11)	Legal Consent with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 250 filed on February 27, 2024.

(i)(12)	Legal Consent with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 251 filed on March 26, 2024.

(i)(13)	Legal Opinion with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(i)(14)	Legal Opinion with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(i)(15)	Legal Consent with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 246 filed on October 27, 2023.

(i)(16)	Legal Consent with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 248 filed on October 27, 2023.

(i)(17)	Legal Opinion with respect to the Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(i)(18)	Legal Opinion with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(i)(19)	Legal Consent with respect to the Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 250 filed on November 28, 2023.

(i)(20)	Legal Consent with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 245 filed on October 3, 2023.

(j)(1)	Consent of Cohen & Company, Ltd. with respect to the Wireless Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 244 filed on July 27, 2023.

(j)(2)	Consent of Cohen & Company, Ltd. with respect to the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 247 filed on October 27, 2023.

(j)(3)	Consent of Cohen & Company, Ltd. with respect to the Bretton Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 243 filed on April 26, 2023.

(j)(4)	Consent of Cohen & Company, Ltd. with respect to the Christopher Weil & Company Core Investment Fund. Filed Herewith.

(j)(5)	Consent of Cohen & Company, Ltd. with respect to the Ensemble Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 250 filed on February 27, 2024.

(j)(6)	Consent of Cohen & Company, Ltd. with respect to the Taylor Frigon Core Growth Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 251 filed on March 26, 2024.

(j)(7)	Consent of Cohen & Company, Ltd. with respect to the Cargile Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 248 filed on October 27, 2023.

(j)(8)	Consent of Cohen & Company, Ltd. with respect to the Castle Tandem Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 246 filed on October 27, 2023.

(j)(9)	Consent of Cohen & Company, Ltd. with respect to the Alpha Fiduciary Quantitative Strategy Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 250 filed on November 28, 2023.

(j)(10)	Consent of Cohen & Company, Ltd. with respect to the Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Rotation Fund, Conquer Risk Tactical Opportunities Fund, and Conquer Risk Defensive Bull Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 245 filed on October 3, 2023.

(k)	Not applicable.

(l)	Not applicable

(m)	Distribution Plan under Rule 12b-1 for the Class C Shares of the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(n)	Rule 18f-3 Plan for the Castle Focus Fund. Incorporated by reference to the Registrant's Post-Effective Amendment No. 126 filed on September 28, 2016.

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(p)(2)	Code of Ethics for Value Trend Capital Management, LP. Incorporated by reference to the Registrant's Post-Effective Amendment No. 194 filed on March 27, 2020.

(p)(3)	Amended Code of Ethics for Castle Investment Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 246 filed on October 27, 2023.

(p)(4)	Amended Code of Ethics for St. James Investment Company, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(5)	Code of Ethics for Bretton Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 30, 2010.

(p)(6)	Code of Ethics for Christopher Weil & Company, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 20, 2011.

(p)(7)	Amended Ethics for Ensemble Capital Management, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 177 filed on July 29, 2019.

(p)(8)	Code of Ethics for Taylor Frigon Capital Management LLC. Incorporated by reference to the Registrant's Post-Effective Amendment No. 132 filed on December 27, 2016.

(p)(9)	Code of Ethics for Cargile Investment Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 159 filed on July 9, 2018.

(p)(10)	Code of Ethics for Tandem Investment Advisors, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 168 filed on March 14, 2019.

(p)(11)	Code of Ethics for Alpha Fiduciary, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 185 filed on November 5, 2019.

(p)(12)	Code of Ethics for Potomac Fund Management, Inc. Incorporated by reference to the Registrant's Post-Effective Amendment No. 200 filed on June 26, 2020.

(q)(1)	Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant. Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed on June 29, 2010.

(q)(2)	Powers of Attorney of John W. Czechowicz and Robert L. Boerner, Trustees of the Registrant. Incorporated by reference to the Registrant's Post-Effective Amendment No. 231 filed on October 27, 2022.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Reference is made to the Registrant's Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Adviser.

See the Prospectuses section entitled “Management of the Fund–Adviser” and the Statement of Additional Information section entitled “Investment Adviser” for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32.	Principal Underwriter.

(a)	Arbor Court Capital, LLC (“ACC”) serves as the Trust’s principal underwriter. ACC also acts as principal underwriter for the following: Ancora Trust, Archer Investments Series Trust, Berkshire Funds, Clark Fork Trust, Collaborative Investment Series Trust, DSS AmericaFirst Quantitative Funds, Frank Funds, Monteagle Funds, MP63 Fund, Inc., Neiman Funds, Parvin Hedged Equity Solari World Fund, Ranger Funds Investment Trust and WP Trust.

(b)	ACC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of ACC is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. To the best of Registrant’s knowledge, the following are the officers of ACC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Gregory B. Getts	President, Member, Financial Principal and CFO	None
David W. Kuhr	Chief Compliance Officer	None
Steven Milcinovic	Chief Operating Officer	None

(c)	Not Applicable.

ITEM 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 1939 Friendship Drive, Suite C, El Cajon, California 92020 and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, US Bank, 425 Walnut Street, Cincinnati, Ohio 45202. Certain books and records relating to the Trust’s series portfolios are maintained at the offices of the advisers to the Trust’s series portfolios:

(a) Value Trend Capital Management, LP, located at 1939 Friendship Drive, Suite C, El Cajon, California, keeps records relating to its function as the investment adviser to the Wireless Fund.

(b) Castle Investment Management, LLC, located at 277 S. Washington Street, Suite 210, Alexandria, VA 22314, keeps records relating to its function as the investment adviser to the Castle Focus Fund.

(c) St. James Investment Company, LLC, located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219, keeps records relating to its function as the sub-adviser to the Castle Focus Fund.

(d) Bretton Capital Management, LLC, located at 535 Mission Street 14th Floor, San Francisco, CA 94105, keeps records relating to its function as the adviser to the Bretton Fund.

(e) Christopher Weil & Company, Inc., located at 11236 El Camino Real, Suite 200, San Diego, California 92130, keeps records relating to its function as the investment adviser to the Christopher Weil & Company Core Investment Fund.

(f) Ensemble Capital Management, LLC located at 555 Mission St, Suite 3325 San Francisco, CA 94105, keeps records relating to its function as the investment adviser to the Ensemble Fund.

(g) Taylor Frigon Capital Management LLC located at 18835 N Thompson Peak Pkwy C-215, Scottsdale, AZ 85255, keeps records relating to its function as the investment adviser to the Taylor Frigon Core Growth Fund.

(h) Cargile Investment Management, Inc. located at 415 West Wall Street, Suite 2200, Midland, Texas 79701, keeps records relating to its function as the investment adviser to the Cargile Fund.

(i) Tandem Investment Advisors, Inc. located at 145 King Street, Suite 400, Charleston, South Carolina 29401, keeps records relating to its function as the sub-adviser to the Castle Tandem Fund.

(j) Alpha Fiduciary, Inc. located at 20645 N Pima Rd Suite N-225, Scottsdale, AZ 85255, keeps records relating to its function as the adviser to the Alpha Fiduciary Quantitative Strategy Fund.

(k) Potomac Fund Management, Inc. located at 777 Brickell Ave, Suite #500-9455, Miami, FL 33131, keeps records relating to its function as the adviser to the Conquer Risk Funds.

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 252 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the 27th day of March, 2024.

PFS Funds

By: /s/ James D. Craft

James D. Craft, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 252 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date
/s/ James D. Craft James D. Craft	President of the Funds	March 27, 2024
/s/ Jeffrey R. Provence Jeffrey R. Provence	Secretary, Treasurer / Principal Financial Officer, and Trustee of the Funds	March 27, 2024
/s/ Thomas H. Addis III* Thomas H. Addis III	Trustee of the Funds	March 27, 2024
/s/ Robert L. Boerner* Robert L. Boerner	Trustee of the Funds	March 27, 2024
/s/ Allen C. Brown* Allen C. Brown	Trustee of the Funds	March 27, 2024
/s/ John W. Czechowicz* John W. Czechowicz	Trustee of the Funds	March 27, 2024

* By: /s/ Jeffrey R. Provence

  Jeffrey R. Provence, Secretary, Treasurer and Attorney-In-Fact

Date: March 27, 2024

PFS FUNDS

PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 252

AS FILED ON MARCH 27, 2024

EXHIBIT INDEX

ITEM 28

(i)(8) Legal Consent with respect to the Christopher Weil & Company Core Investment Fund.

(j)(4) Consent of Cohen & Company, Ltd. with respect to the Christopher Weil & Company Core Investment Fund.